UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☒	Soliciting Material Pursuant to § 240.14a-12.

AIP ALTERNATIVE STRATEGIES FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement No.:

3)     Filing Party:

4)	Date Filed:

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Offices of Asset Alliance 800 Third Avenue 22nd Floor New York, NY 10022 on September 9, 2009

Please detach at perforation before mailing.

PROXY	ALPHA HEDGED STRATEGIES FUND	PROXY
SPECIAL COMBINED MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and Stephen G. Bondi, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on September 9, 2009, at the offices of Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, New York 10022 (the Meeting), or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on July 16, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date AHS_20336A1_073009

Important Notice Regarding the Availability of Proxy Materials for the Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on September 9, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/hat20336

Please detach at perforation before mailing.

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

☐	Mark this box to vote FOR all Proposals. (No other vote is necessary.)

					FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds				☐	☐	☐
2.	Not applicable
3.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC and Underlying Funds Trust				☐	☐	☐
4.	Not applicable
5.	To instruct the Board to ratify fees paid by Alternative Investment Partners, LLC to the sub-advisers				☐	☐	☐
6.	Not applicable
7.	Not applicable
8.	Not applicable
9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:				FOR ALL	AGAINST ALL	FOR ALL EXCEPT
					☐	☐	☐
	01.	Mr. Gregory S. Sellers	02.	Mr. Steve E. Moss
	03.	Mr. H. Alexander Holmes	04.	Mr. David B. Perkins
To withhold authority to vote, mark “FOR ALL EXCEPT” and write the Nominee’s name(s) on the line below

In their discretion, the named proxies may vote upon any other matter which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS
AHS_20336A1_073009

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Offices of Asset Alliance 800 Third Avenue 22nd Floor New York, NY 10022 on September 9, 2009

Please detach at perforation before mailing.

PROXY	ALPHA HEDGED STRATEGIES FUND	PROXY
SPECIAL COMBINED MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and Stephen G. Bondi, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on September 9, 2009, at the offices of Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, New York 10022 (the Meeting), or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on July 16, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date AHS_20336A2_073009

Important Notice Regarding the Availability of Proxy Materials for the Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on September 9, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/hat20336

Please detach at perforation before mailing.

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

☐	Mark this box to vote FOR all Proposals. (No other vote is necessary.)

					FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds				☐	☐	☐
2.	Not applicable
3.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC and Underlying Funds Trust				☐	☐	☐
4.	Not applicable
5.	To instruct the Board to ratify fees paid by Alternative Investment Partners, LLC to the sub-advisers				☐	☐	☐
6.	Not applicable
FOR CLASS C SHAREHOLDERS ONLY
7.	To approve the Distribution Plan and to ratify the distribution fee payments made under the Distribution Plan since August 1, 2008				☐	☐	☐
8.	Not applicable
9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:				FOR ALL	AGAINST ALL	FOR ALL EXCEPT
					☐	☐	☐
	01.	Mr. Gregory S. Sellers	02.	Mr. Steve E. Moss
	03.	Mr. H. Alexander Holmes	04.	Mr. David B. Perkins
To withhold authority to vote, mark “FOR ALL EXCEPT” and write the Nominee’s name(s) on the line below

In their discretion, the named proxies may vote upon any other matter which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS
AHS_20336A2_073009

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Offices of Asset Alliance 800 Third Avenue 22nd Floor New York, NY 10022 on September 9, 2009

Please detach at perforation before mailing.

PROXY	BETA HEDGED STRATEGIES FUND	PROXY
SPECIAL COMBINED MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and Stephen G. Bondi, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on September 9, 2009, at the offices of Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, New York 10022 (the Meeting), or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on July 16, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date BHS_20336B1_073009

Important Notice Regarding the Availability of Proxy Materials for the Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on September 9, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/hat20336

Please detach at perforation before mailing.

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

☐	Mark this box to vote FOR all Proposals. (No other vote is necessary.)

					FOR	AGAINST	ABSTAIN
1.	Not Applicable
2.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds				☐	☐	☐
3.	Not applicable
4.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC and Underlying Funds Trust				☐	☐	☐
5.	Not applicable
6.	To instruct the Board to ratify fees paid by Alternative Investment Partners, LLC to the sub-advisers				☐	☐	☐
7.	Not applicable
8.	Not applicable
9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:				FOR ALL	AGAINST ALL	FOR ALL EXCEPT
					☐	☐	☐
	01.	Mr. Gregory S. Sellers	02.	Mr. Steve E. Moss
	03.	Mr. H. Alexander Holmes	04.	Mr. David B. Perkins
To withhold authority to vote, mark “FOR ALL EXCEPT” and write the Nominee’s name(s) on the line below

In their discretion, the named proxies may vote upon any other matter which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS
BHS_20336B1_073009

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting Offices of Asset Alliance 800 Third Avenue 22nd Floor New York, NY 10022 on September 9, 2009

Please detach at perforation before mailing.

PROXY	BETA HEDGED STRATEGIES FUND	PROXY
SPECIAL COMBINED MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 9, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF AIP ALTERNATIVE STRATEGIES FUNDS
The undersigned hereby appoints Lee Schultheis and Stephen G. Bondi, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Combined Meeting of Shareholders of the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (the “Funds”), each a series of AIP Alternative Strategies Funds, to be held on September 9, 2009, at the offices of Asset Alliance Corporation, 800 Third Avenue, 22nd Floor, New York, New York 10022 (the Meeting), or any adjournments or postponements thereof, to vote, as designated below, all shares of the Funds, held by the undersigned at the close of business on July 16, 2009.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date BHS_20336B2_073009

Important Notice Regarding the Availability of Proxy Materials for the Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on September 9, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/hat20336

Please detach at perforation before mailing.

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

☐	Mark this box to vote FOR all Proposals. (No other vote is necessary.)

					FOR	AGAINST	ABSTAIN
1.	Not Applicable
2.	To approve a new investment advisory agreement between Alternative Investment Partners, LLC and AIP Alternative Strategies Funds				☐	☐	☐
3.	Not applicable
4.	To instruct the Board to approve a new investment advisory agreement between Alternative Investment Partners, LLC and Underlying Funds Trust				☐	☐	☐
5.	Not applicable
6.	To instruct the Board to ratify fees paid by Alternative Investment Partners, LLC to the sub-advisers				☐	☐	☐
7.	Not applicable
FOR CLASS C SHAREHOLDERS ONLY
8.	To approve the Distribution Plan and to ratify the distribution fee payments made under the Distribution Plan since August 1, 2008				☐	☐	☐
9.	To elect the following additional Trustees to hold office until their respective successors have been duly elected and qualified:				FOR ALL	AGAINST ALL	FOR ALL EXCEPT
					☐	☐	☐
	01.	Mr. Gregory S. Sellers	02.	Mr. Steve E. Moss
	03.	Mr. H. Alexander Holmes	04.	Mr. David B. Perkins
To withhold authority to vote, mark “FOR ALL EXCEPT” and write the Nominee’s name(s) on the line below

In their discretion, the named proxies may vote upon any other matter which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE AVAILABLE OPTIONS
BHS_20336B2_073009